                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                      DIVERSIFIED SECURITY SOLUTIONS, INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------



Payment of Filing Fee

[X]  No fee required.

                      DIVERSIFIED SECURITY SOLUTIONS, INC.
                               280 MIDLAND AVENUE
                         SADDLE BROOK, NEW JERSEY 07663

                              -------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 28, 2002
                              -------------------

To: The Shareholders of
DIVERSIFIED SECURITY SOLUTIONS, INC.

    NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of DIVERSIFIED SECURITY SOLUTIONS, INC. (the 'Company'), a Delaware corporation, will be held at the American Stock Exchange, 86 Trinity Place, New York, NY 10006, on Monday, October 28, 2002, at 10:00 a.m., New York time, for the following purposes:

    1. To elect, seven directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

    2. To consider and act upon a proposal to approve the Company's 2002 Stock Option Plan;

    3. To consider and act upon a proposal to approve the selection of Demetrius & Company, L.L.C. as the Company's independent auditors for 2002 and

    4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on September 16, 2002 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                                          By Order of the Board of Directors,

                                          /s/ James E. Henry
                                          -----------------------------------
                                          JAMES E. HENRY
                                          Chairman of the Board

Saddle Brook, New Jersey
September 27, 2002

                                   IMPORTANT
IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES

                      DIVERSIFIED SECURITY SOLUTIONS, INC.
                               280 MIDLAND AVENUE
                         SADDLE BROOK, NEW JERSEY 07663
                   ------------------------------------------
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 28, 2002
                   ------------------------------------------

                                                              September 27, 2002

    The enclosed proxy is solicited by the Board of Directors (the 'Board') of Diversified Security Solutions, Inc., a Delaware corporation (the 'Company'), in connection with the 2002 Annual Meeting of Shareholders to be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on Monday, October 28, 2002, at 10:00 a.m., New York time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

    The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

    Unless instructed to the contrary on the proxy, it is the intention of the person named in the proxy to vote the proxies:

     FOR the election as directors of the nominees listed below;

     FOR the adoption of the Company's 2002 Stock Option Plan; and

     FOR the confirmation of the selection of Demetrius & Company, L.L.C. as the Company's independent auditors for 2002.

    The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should come before the Annual Meeting or any director nominee is not available for election, the person named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

    The record date with respect to this solicitation is the close of business on September 16, 2002 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 280 Midland Avenue, Saddle Brook, New Jersey 07663, and its telephone number is (201) 794-6500. The shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted. This proxy statement and the accompanying proxy were mailed to you on or about September 27, 2002.

                            QUORUM AND REQUIRED VOTE

    The number of outstanding shares entitled to vote at the meeting is 5,138,357 common shares, par value $.01 per share. Each common share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting:

     directors shall be elected by a plurality of the votes cast;

     the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required for:

      the approval of the 2002 Stock Option Plan;

      the confirmation of the selection of Demetrius & Company, L.L.C., as the Company's independent auditors for 2002.

    Prior to the Annual meeting, we will select one or more inspectors of election for the meeting. Such inspector will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted as present for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (which has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    The persons named in the accompanying proxy will vote for the election of the following seven persons as directors, all of whom except for Sal Lifrieri are currently members of the Board, to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. All seven nominees have consented to serve as directors if elected.

                                                                                              DIRECTOR
                   NAME                     AGE           POSITION WITH THE COMPANY            SINCE
                   ----                     ---           -------------------------            -----
James E. Henry............................  48    Chairman, Chief Executive Officer and
                                                  Director                                      1999

Irvin F. Witcosky.........................  64    Chief Operating Officer, President,
                                                  Secretary and Director                        1999

Louis Massad..............................  64    Vice President, Treasurer, Chief Financial
                                                  Officer and Director                          1999

Sal Lifrieri..............................  44    Executive Vice President                        --

Leroy Kirchner............................  60    Director                                      1999

Robert S. Benou...........................  68    Director                                      2001

Joseph P. Ritorto.........................  71    Director                                      2002

    James E. Henry co-founded the Company's predecessor company in 1989 and served as President, and Chief Executive Officer until December, 2001 when he was elected Chairman of the Board. Mr. Henry continues to serve as Chief Executive Officer. Mr. Henry graduated from the University of New Hampshire with a bachelor of science degree in electrical engineering. In addition to his other responsibilities, Mr. Henry has continued to design, install, integrate and market security and communications systems as well as manage the Company's research and development.

    Irvin F. Witcosky co-founded the Company's predecessor company in 1989 and served as the Company's Executive Vice President and Secretary until December, 2001 when he was elected the Company's Chief Operating Officer and President. Mr. Witcosky continues to serve as Secretary. Mr. Witcosky graduated from California Polytechnic University with a bachelor of science degree in aeronautical engineering. In addition to his other responsibilities, Mr. Witcosky has continued to design, integrate and market security and communication systems as well as manage the Company's operations and administration.

    Louis Massad became our Vice President, Treasurer and Chief Financial Officer in December, 1999. Mr. Massad has been a member of our Board since November, 1999. From 1996 to December,

1999, he served as an independent accountant and financial advisor to several companies, including us. Since 1995, Mr. Massad has been a director of Conolog Corporation, a publicly-held company that manufactures electronic components and subassemblies for communication equipment. He holds bachelor of science and masters degrees in accounting from Cairo University in Egypt and a masters in business administration in finance from Long Island University.

    Sal Lifrieri became our Executive Vice President in August, 2002. Mr. Lifrieri retired from the New York City Police Department in January, 2002 after 20 years of service. From January, 1996 to January, 2001, Mr. Lifrieri served as the Director of Security and Intelligence Operations for the Office of Emergency Management where he was responsible for the management of security intelligence and counter surveillance operations for New York City. From 1994 to 1996, Mr. Lifrieri was a member of New York City's Municipal Security Section where he headed the Protective Operations Unit. As head of the Protective Operations Unit, Mr. Lifrieri's responsibilities included protecting critical New York City infrastructure and key public buildings.

    Leroy Kirchner has been a member of our Board since December, 1999. Since 1999, Mr. Kirchner has acted as an independent consultant to the communications industry. From May, 1999 to December 31, 2001, he also served as the Director of Distribution for NeoWorld Communications, Inc. where his responsibilities included setting up distribution networks for the resale of NeoWorld's communication equipment and services. From 1966 through 1998, he worked in various capacities for Motorola Inc., primarily in sales and marketing. From 1992 through 1998, he also served as a Vice President of Indirect Sales for a Motorola subsidiary engaged in sales of related radio equipment and systems. Mr. Kirchner holds a bachelor of science degree and a masters in business administration degree from Fairleigh Dickinson University.

    Robert S. Benou has been a member of our Board since June, 2001. He has been a director of Conolog Corporation since 1968 and served as its President from 1968 until May, 2001 when he was elected Conolog's Chairman and Chief Executive Officer. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering.

    Joseph P. Ritorto has been a member of our Board since January 2002. Mr. Ritorto is the co-founder of First Aviation Services, Inc., which is located on Teterboro Airport, Teterboro, New Jersey and provides a variety of aviation support services. Mr. Ritorto has been an officer, in various capacities, of First Aviation Services since 1986. From 1991, until he retired in May 2001, Mr. Ritorto served as Senior Executive Vice Present and Chief Operating Officer of Silverstein Properties, Inc. In this capacity, Mr. Ritorto's responsibilities included overseeing operations and directing the lease administration of Silverstein owned and managed properties.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During the year ended December 31, 2001, the Board held two meetings and acted by written consent 11 times. All of the directors, except Mr. Kirchner, attended both of these meetings. The Board has established both a compensation committee and an audit committee. All of the members of the audit committee are independent outside directors. A majority of the members of the compensation committee are independent, outside directors.

    The audit committee reviews with the Company's independent public accountants the scope and adequacy of the audit to be performed by them, the Company's accounting practices, procedures and policies, and all related party transactions. The audit committee has adopted an Audit Committee Charter, a copy of which is attached hereto as Exhibit A. The audit committee did not meet during 2001, but acted by written consent one time. The compensation committee recommends to our Board the compensation to be paid to our officers and directors, administers our incentive stock option plan and approves the grant of options under the plan. The compensation committee did not meet during 2001, but acted by written consent one time. Until August, 2002, Mr. Witcosky was one of the members of the audit committee. We have since appointed Mr. Ritorto in his place. In addition to Mr. Ritorto, Messrs. Benou and Kirchner are the other members of the audit committee. Messrs. Ritorto, Witcosky and Kirchner are members of the compensation committee. We consider Messrs. Benou, Kirchner and Ritorto to be independent.

REPORT OF THE AUDIT COMMITTEE

    The following shall not be deemed to be 'soliciting material' or to be 'filed' with the Securities and Exchange Commission nor shall such information be incorporated by reference into any of the Company's future filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

    With respect to the audit of the year ended December 31, 2001, the audit committee met twice to review the end of year financial results and the Company's audited consolidated financial statements.

    In the course of these meetings, the audit committee discussed with the Company's independent auditors those matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, 'Communication with Audit Committees,' by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    We have received and reviewed the written disclosures and the confirmation from the independent auditors required by Independence Standards Board No. 1, as amended, 'Independence Discussions with Audit Committee,' by the Independence Standards Board and have discussed with the auditors the auditors' independence.

    Based on the reviews and discussions referred to above, we recommended to the Board that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

                            Audit Committee:  Irvin Witcosky
                                              Leroy Kirchner
                                              Robert Benou

March 20, 2002

2001 AUDIT FIRM FEE SUMMARY

    During year ended December 31, 2001, the Company retained its principal auditor, Demetrius & Company, L.L.C., to provide services in the following category and amount:

Audit Fees................................  $45,000
All other Fees............................  $19,200

                               EXECUTIVE OFFICERS

    The Company's executive officers are:

           NAME              AGE                         POSITION
           ----              ---                         --------
James E. Henry.............  48    Chairman, Chief Executive Officer and Director

Irvin F. Witcosky..........  64    Chief Operating Officer, President, Secretary
                                     and Director

Louis Massad...............  64    Vice President, Treasurer, Chief Financial Officer
                                     and Director

Sal Lifrieri...............  44    Executive Vice President

BACKGROUND INFORMATION ABOUT CERTAIN KEY EMPLOYEES

    Theodore Gjini has worked for the Company since 1988 in various capacities, including as a sales engineer and project manager. In his current position as a Vice President, he supervises the coordination of our personnel and their activities in sales and marketing, project installations and maintenance. Mr. Gjini graduated from the New Jersey Institute of Technology with a bachelor of science degree in electrical engineering and William Paterson College with a masters in business administration.

    Emil J. Marone has worked for the Company since 1965 in various capacities, including as a hospital communication system specialist, security systems supervisor, systems engineer, and quality control specialist. In his current position as our Chief Technology Officer, he is responsible for the development of special products and testing procedures as well as quality assurance and management. He holds an associate science degree from Bergen County Community College.

    Michael Stretton is an Executive Vice President of Business Development of Photo Scan Systems, Inc., a Los Angeles based security systems integrator specializing in security systems for medical facilities, which was acquired by the Company in May, 2002. From August, 2001 until Photo Scan was acquired by the Company, Mr. Stretton served as its President. Since 1997, Mr. Stretton has been the President of Secure Alarm Systems, Inc., which provides residential and commercial security systems. Pursuant to Mr. Stretton's employment agreement with the Company, the services he performs for Secure Alarm may not materially interfere with his duties for the Company.

    Patrick Warner has been a Vice President of Photo Scan Systems, Inc. since September, 2002. Mr. Warner's responsibilities include managing Corporate Security Integration LLC a securities integrator located in Phoenix, Arizona which was acquired by Photo Scan in September, 2002. From April, 2001 until it was acquired by Photo Scan, Mr. Warner was the chief corporate officer of Corporate Security Integration, LLC.

    Alex Pavlis has been a Vice President since April, 2002. From January, 2000 until March, 2001, Mr. Pavlis was a Vice President of Sales and Marketing at Intellisec a securities integrator. In this capacity, Mr. Pavlis was responsible for all integrated security system sales in Northern and Southern California and in Arizona. From October, 1983 to January, 2000, Mr. Pavlis was a Vice President of Sales and Marketing for UAC Security Systems where he oversaw UAC's integrated security system sales and operations department.

                             EXECUTIVE COMPENSATION

    The following table sets forth the total compensation paid to each executive officer whose compensation was in excess of $100,000 for the last three fiscal years ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                                                                          -----------------------------
                                                                              AWARDS         PAYOUTS
                                                                          --------------   ------------
                                              ANNUAL COMPENSATION           SECURITIES      ALL OTHER
                                         ------------------------------     UNDERLYING     COMPENSATION
      NAME AND PRINCIPAL POSITION        YEAR(S)   SALARY($)   BONUS($)   OPTIONS/SARS #      ($)(1)
      ---------------------------        -------   ---------   --------   --------------      ------
James E. Henry ........................   2001      135,000      --          --               2,700
  Chairman and Chief Executive Officer    2000      135,000     13,500       --               2,700
                                          1999       60,000      --          --               --

Irvin F. Witcosky .....................   2001      135,000      --          --               2,700
  President, Chief Operating Officer      2000      135,000     13,500       --               2,700
  and Secretary                           1999       60,000      --          --               --

Louis Massad ..........................   2001      110,000      --          --               2,200
  Vice President, Treasurer and Chief     2000      110,000     11,000        9,000           2,200
  Financial Officer

---------

(1) Company matching contribution under its Simple IRA Plan.

EMPLOYMENT AGREEMENTS

    Messrs. Henry and Witcosky are serving as Chairman and Chief Executive Officer and President, Chief Operating Officer and Secretary, respectively, under employment agreements for five years which commenced January 1, 2000. These agreements provide for an initial annual compensation of $135,000, an increase of 10% in compensation as of January, 2002 and in each subsequent year of the agreements and a one-year non-competition covenant covering the security business that commences after termination of employment.

    Mr. Massad has entered into a five year written employment contract with the Company which commenced January 1, 2000. His initial annual compensation under such contract is $110,000. The agreement also provides for a 10% increase per annum as of January, 2002 and in each subsequent year of the agreement. Mr. Massad was granted an option to purchase 9,000 shares of the Company's common stock. This option was granted under the Company's Incentive Stock Option Plan and is exercisable at $5.625 per share. Mr. Massad can currently exercise this option to purchase 6,000 shares of the Company's common stock. Beginning on December 23, 2002, Mr. Massad may exercise the option to purchase an additional 3,000 shares of the Company's common stock. The option expires in December, 2009.

    Mr. Lifrieri has entered into a five year written employment contract with the Company which commenced on August 13, 2002. His initial annual compensation under such contract is $135,000. Pursuant to his employment agreement, Mr. Lifrieri was granted, subject to shareholder approval of the Company's 2002 Stock Option Plan, an option to purchase 50,000 shares of the Company's common stock at a price of $7.20 per share. Mr. Lifrieri may exercise 20% of the option per year beginning on August 12, 2003, subject to the terms of his option agreement. The option will expire in August, 2014.

                           COMPENSATION OF DIRECTORS

    Non-employee directors are entitled to be reimbursed for their travel, lodging and other out-of-pocket expenses related to their attendance at board and committee meetings. Additional compensation for non-employee directors may be arranged for special projects. In May, 2002, the Board voted to grant, subject to shareholder approval of the Company's 2002 Stock Option Plan, each director who does not own more than 10% of the Company's issued and outstanding common stock options to purchase 5,000 shares of the Company's Common Stock. The options will be exercisable after approval of the 2002 Stock Option Plan and will expire five years after the date of grant. The options are exercisable at $7.95 per share.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The full board of directors made all decisions concerning executive compensation during 2001. Other than Mr. Massad, who is a member of the Board of Directors and Audit Committee of Conolog Corporation, no executive officer of the Corporation served as a member of the Board of Directors of another entity during 2001.

                             PRINCIPAL SHAREHOLDERS

    The following table sets forth, as of September 23, 2002 certain information regarding beneficial ownership of the Company's common stock by each person who is known by us to beneficially own more than 5% of our common stock. The table also identifies the stock ownership of each of our directors, each of our officers, and all directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

    Unless otherwise indicated, the address for each of the named individuals is c/o Diversified Security Solutions Inc., 280 Midland Avenue, Saddle Brook, New Jersey 07663.

    Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

    The applicable percentage of ownership is based on 5,138,357 shares outstanding as of September 23, 2002.

                                                                             PERCENTAGE OF
                                                               NUMBER OF        COMMON
                                                                 SHARES          STOCK
                                                              BENEFICIALLY   BENEFICIALLY
        NAME, ADDRESS AND TITLE OF BENEFICIAL OWNER              OWNED           OWNED
        -------------------------------------------              -----           -----
James E. Henry, Chairman, Chief Executive Officer
  and Director..............................................   1,425,000          27.7%

Irvin F. Witcosky, Chief Operating Officer, President,
  Secretary and Director....................................   1,425,000          27.7%

Louis Massad, Chief Financial Officer, Treasurer
  and Director(1)(2)........................................     131,000           2.5%

Sal Lifrieri, Executive Vice President......................      --                 *

Leroy Kirchner, Director(1).................................       5,000             *

Robert Benou, Director(1)...................................       5,000             *

Joseph Ritorto, Director(1).................................      40,000             *

Lee A. Kann(3)..............................................     283,566           5.6%

All executive officers and directors as a group
  (7 persons)(4)............................................   3,031,000         58.69%

---------

*   less than 1%

(1) The amount shown for Messrs. Massad, Kirchner, Benou and Ritorto includes options to purchase 5,000 shares each of the Company's common stock at $7.95 per share, subject to shareholder approval of the 2002 Stock Option Plan.

(2) The amount shown for Mr. Massad also includes a currently exercisable option to purchase 6,000 shares of the Company's Common Stock at a price of $5.625 per share.

(3) Mr. Kann's address is 1406 Janeen Way, Anaheim, CA 92801. Mr. Kann was issued common stock of the Company in payment of the purchase price of National Safe of California, Inc., which was acquired by Photo Scan Systems, Inc., a wholly owned subsidy of the Company. The amount shown for Mr. Kann is based on a Schedule 13G filed by him on September 5, 2002.

(4) The amount shown includes currently exercisable options to purchase 26,000 shares of the Company's common stock.

                              CERTAIN TRANSACTIONS

    On August 13, 2002 (the 'Closing'), the Company, Photo Scan Systems, Inc., Lee A. Kann and National Safe of California, Inc. entered into a stock purchase agreement, pursuant to which Photo Scan, a wholly-owned subsidiary of the Company, purchased all of the issued and outstanding stock of National Safe from Mr. Kann. The purchase price of the acquisition was $2,000,000 which was paid by issuing an aggregate of 283,566 unregistered and restricted shares of the Company's common stock (the 'Shares'). As part of this transaction, Photo Scan made a $500,000 non-recourse loan to Mr. Kann due August 12, 2003. As collateral for the payment of the promissory note, Mr. Kann pledged 70,891 of the Shares. The Stock Purchase Agreement provides that in the event that one year from the Closing (the 'Reference Date'), the average closing sale price of the Company's common stock for the ten trading days immediately prior to the Reference Date is less than $7.053 per share (the 'Current Market Price'), the Company and/or Photo Scan at their sole discretion shall within 10 days of the Reference Date either purchase 212,675 of the Shares for $1,500,000 (subject to certain adjustments detailed in the Stock Purchase Agreement) or pay Mr. Kann an amount equal to the difference between (i) $1,500,000 and (ii) 212,675 (subject to certain adjustments) multiplied by the Current Market Price.

    In the early 1990's, Messrs. Henry and Witcosky and the Company had orally agreed with Alfred Albrecht, to settle a variety of disputes. The settlement agreement was memorialized in writing in December, 1999. Under the settlement arrangements, the Company was obligated to pay an aggregate of $128,685, plus accrued interest to Mr. Albrecht at the rate of 10% per annum until December 1, 2003 in monthly installments under two promissory notes. Messrs. Henry and Witcosky were also obligors under these notes. The notes, including accrued interest, were paid by the Company in May, 2002 and have been canceled.

    Under a bank loan agreement between the Company and Hudson United Bank dated September 1, 1999, Messrs. Henry and Witcosky personally guaranteed up to $4,000,000 of the Company's bank line of credit, plus accrued interest. In December, 2001, these guarantees were terminated.

                                 PROPOSAL NO. 2
                        PROPOSED 2002 STOCK OPTION PLAN

    There is being submitted to the shareholders for approval at the Annual Meeting, the Diversified Security Solutions, Inc. 2002 Stock Option Plan which authorizes the issuance of options to purchase up to 230,000 of the Company's common stock. The 2002 Plan was approved by the Company's Board, subject to shareholder approval, at a meeting held on May 10, 2002. If approved, the 2002 Plan will terminate on May 9, 2012.

    Under the 2002 Stock Option Plan, the Company's employees, directors and consultants are eligible to be granted stock options. All options granted under the 2002 Plan shall be either 'Incentive Stock Options' ('ISOs'), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options ('NQOs'); provided, however, ISOs shall be granted only to employees of the Company. An option shall be identified as an ISO or NQO in writing in the document or documents evidencing the grant of the option. We believe that stock options play an important role in providing those eligible to participate with an incentive and inducement to contribute fully to the further growth and development of the Company because of the opportunity to acquire a proprietary interest in the Company on an attractive basis.

    All stock options granted under the 2002 Plan will be exercisable at such time or times and in such installments, if any, as our compensation committee or the Board may determine and expire no more than ten years from the date of grant. The exercise price of the stock option will be the fair market value of the Company's common shares on the date of immediately proceeding the date on which the option is granted. Options are non-transferable except by will or by the laws of descent and distribution. Each option granted under the 2002 Plan will be evidenced by a written agreement.

    Options granted under the 2002 Plan terminate three months after the optionee's relationship with the Company is terminated except if termination is for cause or by reason of death or disability unless otherwise provided in the Stock Option Agreement between the optionee and the Company. In the case of death or disability, the option terminates six months after the optionee's death or termination of employment by reason of disability unless otherwise provided in the optionee's Stock Option

Agreement. If an employee's employment is terminated for cause, then any unexercised options held by the employee are canceled upon termination of employment unless otherwise provided in the Optionee's Stock Option Agreement. In the case of a non-employee director who has served his or her full term, all vested options remain exercisable until the termination date set forth in the stock option agreement to which such options relate.

    The Board has a limited right to modify or amend the 2002 Plan which does not include the right to increase the number of shares which is available for the grant of options. The 2002 Plan will be administered by the compensation committee appointed by the board of directors.

    Those eligible to participate in the 2002 Plan, will receive, for no consideration prior to exercise, the opportunity to profit from any rise in the market value of the Company's common stock. This will dilute the equity interest of the Company's other shareholders. The grant and exercise of the options also may affect the Company's ability to obtain additional capital during the term of any options.

FEDERAL INCOME TAX CONSEQUENCES OF THE 2002 STOCK OPTION PLAN

    The following is a summary of the Federal income tax consequences of transactions under the 2002 Stock Option Plan, based on Federal income tax laws in effect on January 1, 2002. This summary is not intended to be comprehensive and does not describe state or local income tax consequences.

    Benefits which may be granted pursuant to the 2002 Stock Option Plan include incentive stock options and nonqualified stock options.

    Incentive Stock Options. No income is realized by an optionee upon the grant or exercise of an incentive stock option. If shares of common stock are transferred to an optionee upon the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant of the option or within one year after the transfer of such shares to such optionee, then (1) upon the sale or exchange of such shares, any amount realized in excess of the option exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be treated as a long-term capital loss, and (2) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

    If common stock acquired upon the exercise of an incentive stock option is disposed of prior to two years after the grant date or one year after the exercise date, generally (1) the optionee will realize compensation (i.e., ordinary income) in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or if less, the amount realized on the disposition of such shares, if the shares are disposed of by sale or exchange) over the option exercise price paid for such shares, and
(2) the Company will be entitled to deduct the amount of compensation income, which was taxed to the optionee for Federal income tax purposes, if it complies with applicable reporting requirements (the 'reporting requirements') and if the amount represents an ordinary and necessary business expense of the Company (the 'ordinary and necessary text'). Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

    Options are eligible for favorable tax treatment as incentive options only to the extent that not more than $100,000 in fair market value at the date of grant (generally measured by the exercise price) first becomes exercisable in any one calendar year. For purposes of this rule, option grants are aggregated and a series of option grants over several years may in the aggregate result in more than $100,000 of options that first became exercisable in any one calendar year. Moreover, options that accelerate in the event of a change in control may also cause more than $100,000 of options to become exercisable in the year of acceleration. If more than $100,000 of options first become exercisable in any one year, the excess option are non-qualified options regardless of the characterization in the grant agreement.

    Non-qualified Stock Options. Except as noted below, in the case of nonqualified stock options: (1) no income is realized by the optionee at the time the option is granted; (2) the optionee realizes ordinary income at exercise in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares of the date of exercise; (3) the Company is entitled to a Federal income tax deduction equal to the amount of income taxed to the optionee as ordinary income, subject to the Company's satisfaction of the reporting requirements and the ordinary and necessary text; and (4) upon disposition of the common stock acquired by exercise of the option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on the recipient's holding period of the shares.

    Change of Control Event. The 2002 Stock Option Plan provides for the early exercisability of outstanding options in the event of a Change of Control Event as defined in the 2002 Stock Option Plan. The acceleration of these benefits may be deemed to constitute a 'parachute payment' under the Code. 'Excess parachute payments,' as defined in the Code, will subject the recipient thereof to an additional 20% excise tax and are not deductible by the Company.

    The Board is Recommending the Adoption of the 2002 Plan. The description of the proposed 2002 Plan set forth above is qualified in its entirety by reference to the text of the 2002 Plan as set forth in Exhibit B.

                                 PROPOSAL NO. 3
                     RATIFICATION OF SELECTION OF AUDITORS

    Our board of directors recommends the selection of Demetrius & Company, L.L.C. as independent auditors to examine our financial statements for the fiscal year ending December 31, 2002.

    Representatives of Demetrius & Company, L.L.C. are expected to be present at the annual meeting of shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

    Proposals by any shareholder intended to be included in the Proxy Statement for the Annual Meeting of Shareholders to be held in the year 2003 must be received at the principal executive offices of the Company on or before March 14, 2003.

                                  UNDERTAKING

    The Company undertakes to provide without charge to each person solicited by this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB, including the financial statements and financial statement schedules, required to be filed with the Securities and Exchange Commission for the year ended December 31, 2001. The request made in writing shall be addressed to Louis Massad, Diversified Security Solutions, Inc., 280 Midland Avenue, Saddle Brook, New Jersey 07663.

                                          By Order of the Board of Directors,

                                          /s/ James E. Henry
                                          -----------------------------------
                                          JAMES E. HENRY
                                          Chairman of the Board

                                                                       EXHIBIT A

                      DIVERSIFIED SECURITY SOLUTIONS, INC.
                                AUDIT COMMITTEE

                                    CHARTER

    The Audit Committee of the Board of Directors (the 'Committee') of Diversified Security Solutions, Inc. (the 'Corporation') shall assist the Board of Directors of the Corporation (the 'Board') in fulfilling its fiduciary and other obligations with respect to accounting and financial matters. Specifically, and without limiting the generality of the foregoing, the Committee shall:

     1. Be comprised of at least three members of the Board; all of whom shall be independent directors as set forth in Section 121(A) of the American Stock Exchange Listing Standards, Policies and Requirements, as applicable, and as may be modified or supplemented. The Board shall also appoint the chairperson of the Committee. Each member of the Committee shall be financially literate at the time of his or her appointment, as determined by the Corporation's Board in its business judgment. At least one member of the Committee shall have accounting or related financial management expertise, as determined by the Board in its business judgment.

     2. Review and evaluate the qualification, performance and independence of the Corporation's independent auditor and recommend an independent auditor for appointment annually by the Board.

     3. Not accept, other than in his or her capacity as a member of the Board or any Committee of the Board, any consulting or advisory or other compensatory fees from the Corporation or be an affiliated person of the Corporation or any of its subsidiaries.

     4. Confirm and assure the independence of the Corporation's independent auditor. With respect to the independence of the independent auditor, the Committee must:

        (a) Ensure that the independent auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditor and the Corporation. This statement must comply with Independence Standards Board Standard No. 1, as may be modified or supplemented;

        (b) Actively engage in a dialogue with the Corporation's independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor; and

        (c) Recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

     5. Establish an open avenue of communications among the independent accountants, financial and senior management and the Board of Directors. Affirm that the independent accountants report directly to the Committee.

     6. Review with the independent auditor the adequacy and effectiveness of the Corporation's system of internal financial controls and accounting practices to achieve reliability and integrity in the Corporation's financial statements, and initiate such examinations of such controls and practices as the Committee deems advisable. As part of this process, the Committee shall review the auditor's SAS61 letter each year.

     7. Review the authority and duties of the Corporation's chief financial officer and the performance by him or her of his or her respective duties.

     8. Prior to the commencement of the Corporation's annual external audit, review with the Corporation's independent auditor the scope of their audit function and estimated audit fees.

     9. Subsequent to the completion of the Corporation's annual external audit, review the report and recommendations of the independent auditor with the independent auditor and the

        Corporation's management, as well as any difficulties encountered during the course of the audit.

    10. Review the annual and quarterly consolidated financial statements of the Corporation and other financial disclosures of the Corporation and the accounting principles being applied in such statements and disclosures.

    11. Review with management and the independent accountants, prior to public release, the financial results for the prior year including the Corporation's annual report on Form 10-KSB.

    12. Meet at least annually with the chief executive officer, chief financial officer and the independent auditor, in separate executive sessions, to review the financial affairs of the Corporation and to discuss any matters that the Committee or these groups believe should be considered privately.

    13. Review the insurance programs of the Corporation including professional malpractice, general liability, director and officer liability and property insurance, and the insurers carrying the Corporation's insurance.

    14. Oversee the establishment and thereafter periodically review a corporate code of conduct and the Corporation's policies on ethical business practices.

    15. Review the Committee's charter annually and revise as appropriately.

    16. Define a policy on corporate securities trading.

    17. Establish procedures to receive and address complaints regarding accounting, internal control or auditing issues.

    18. Establish procedures that enable the Corporation's employees to anonymously submit their concerns regarding accounting or auditing matters.

    19. Engage independent counsel and other advisors as the Committee shall determine is necessary.

    20. Hold Audit Committee meetings at least quarterly.

    21. Review and oversee all related party transactions entered into by the Corporation.

                                                                       EXHIBIT B

                      DIVERSIFIED SECURITY SOLUTIONS, INC.
                             2002 STOCK OPTION PLAN

    1. Purpose of Plan. This 2002 Stock Option Plan (the 'Plan') is designed to assist Diversified Security Solutions, Inc. (the 'Company') in attracting and retaining the services of employees, Non-Employee Directors (as hereinafter defined) and such consultants as may be designated and to provide them with an incentive and inducement to contribute fully to the further growth and development of the business of the Company and its subsidiaries.

    2. Legal Compliance. It is the intent of the Plan that all options granted under it shall be either 'Incentive Stock Options' ('ISOs'), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the 'Code'), or non-qualified stock options ('NQOs'); provided, however, ISOs shall be granted only to employees of the Company. An option shall be identified as an ISO or NQO in writing in the document or documents evidencing the grant of the option. All options that are not so identified as ISOs are intended to be NQOs. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ('Rule 16b-3'). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

    3. Definitions. In addition to other definitions contained elsewhere in the Plan, as used in the Plan the following terms have the following meanings unless the context requires a different meaning:

        'Board' means the Board of Directors of the Company.

        'Code' means the Internal Revenue Code of 1986, as the same may from time to time be amended.

        'Committee' means the committee referred to in Section 5 hereof.

        'Common Stock' means the Common Stock of the Company, par value $.0l per share.

        'Designated Beneficiary' means the person designated by an optionee to be entitled on his death to any remaining rights arising out of an option, such designation to be made in accordance with such regulations as the Committee or Board may establish.

        'Fair Market Value' means the closing price of the Common Stock on the American Stock Exchange on the date immediately proceeding the date of grant (the 'Closing Price') or if the Common Stock is no longer traded on the American Stock Exchange, the Closing Price on Nasdaq or any other automated quotation system, or if the Common Stock shall not be included in any automated quotation system, as determined by the Committee or the Board in good faith based on all relevant factors.

        'Non-Employee Directors' means a director who is not currently an officer of or employed by the Company or any of its majority-owned subsidiaries.

        'Stock Options' means any stock options granted to an optionee under the Plan.

        'Stock Option Agreement' means a stock option agreement entered into pursuant to the Plan.

    4. Stock Options: Stock Subject to Plan.

    The stock to be issued upon exercise of Stock Options granted under the Plan shall consist of authorized but unissued shares, or of treasury shares, of Common Stock, as determined from time to time by the Board. The maximum number of shares for which Stock Options may be granted under the Plan is 230,000 shares, subject to adjustment as provided in Section 9 of the Plan. If any Stock Option granted under the Plan should expire or terminate for any reason whatsoever without having been exercised in full, the unpurchased shares shall become available for new option grants.

    5. Administration.

    (a) The Plan shall be administered by the Compensation Committee or, if such Committee is not appointed, then it shall be administered by the Board. Options may be granted by the Board or the Committee. For purposes of the Plan, the Board or its appointed Committee shall be referred to as the 'Committee.' The Committee, if any, shall be appointed by the Board and shall consist of not less than two members. The Board shall establish the number of members to serve on the Committee, shall fill all vacancies or create new openings on the Committee, and may remove any member of the Committee at any time with or without cause. The Committee shall select its own chairman and shall adopt, alter or repeal such rules and procedures as it may deem proper and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and of actions taken by it without a meeting. A majority of the Committee present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

    (b) Unless otherwise determined by the Board, the Committee shall have full and final authority in its discretion, but subject to the express provisions of the Plan, to:

        (i) prescribe, amend and rescind rules and regulations relating to the Plan;

        (ii) interpret the Plan and the respective Stock Options; and

        (iii) make all other determinations necessary or advisable for administering the Plan. All determinations and interpretations by the Committee or the Board shall be binding and conclusive upon all parties. No member of the Committee or the Board shall be liable for any action or determination made in good faith in respect of the Plan or any Stock Option granted under it.

    (c) The provisions of this Section 5 shall survive any termination of the Plan.

    6. Grants of Options.

    (a) Employees, employee directors, Non-Employee Directors, Employees of the Company or any of its subsidiaries shall be eligible to be selected by the Committee to receive stock option grants.

    (b) Subject to the provisions of the Plan, the Committee shall determine and designate the persons to whom grants will be made, the number of Stock Options to be granted and the terms and conditions of each grant.

    7. Terms and Exercise of Stock Option.

    (a) Unless otherwise determined by the Committee, each Stock Option shall terminate no later than ten years (or such shorter term as may be fixed by the Committee) after the date on which it shall have been granted. The date of termination pursuant to this paragraph is referred to hereinafter as the 'termination date' of the option.

    (b) Stock Options shall be exercisable at such time or times and in such installments, if any, as the Committee or Board may determine. In the event any Stock Option is exercisable in installments, any shares which may be purchased during any year or other period which are not purchased during such year or other period may be purchased at any time or from time to time during any subsequent year or period during the term of the Stock Option unless otherwise provided in the Stock Option Agreement.

    (c) A Stock Option shall be exercised by written notice to the Secretary or Treasurer of the Company at its then principal office. The notice shall specify the number of shares as to which the Stock Option is being exercised and shall be accompanied by payment in full of the purchase price for such shares; provided, however, that an optionee at his or her discretion may, in lieu of cash payment, to the Company, (i) deliver Common Stock already owed by him or her, valued at fair market value on the date of delivery, as payment for the exercise of any Stock Option provided such shares have been owned by the optionee for at least six months prior to exercise or were not acquired, directly or indirectly, from the Company, or (ii) instruct a broker to notify the Company of optionee's exercise and sell stock to cover the exercise price and tax withholding. In the event a Stock Option is being exercised, in whole or in part pursuant to Section 8(c) hereof by any person other than the optionee, a notice of election shall be accompanied by proof satisfactory to the Company of the rights of such person to exercise said Stock Option. An optionee shall not, by virtue of the granting of a Stock Option, be entitled to any rights of a shareholder in the Company and such optionee shall not be considered a record holder of shares purchased by him or her until the date on which he or she shall actually be recorded as the holder of such shares upon the stock records of the Company. The Company shall not be required to issue any fractional shares upon exercise of any Stock Option and shall not be required to pay to the person exercising the Stock Option the cash equivalent of any fractional share interest unless so determined by the Committee.

    (d) In the event an optionee elects to deliver Common Stock already owned by such optionee or to request that Common Stock be withheld in accordance with subsection (c) above, upon exercise of a Stock Option granted hereunder, the Company shall be entitled to require as a condition thereto that the optionee remit an amount which the Company deems sufficient to satisfy all Federal, state and other governmental withhold ing tax requirements related thereto. The Company shall have the right, in lieu of or in addition to the foregoing to withhold such sums from compensation otherwise due to the optionee.

    8. Other Stock Option Conditions.

    (a) Except as expressly permitted by the Board, no Stock Option shall be transferred by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of the optionee the Stock Option shall be exercisable only by such optionee, by his or her legal representative or by a transferee permitted under the terms of the grant of the Stock Option.

    (b) Unless otherwise determined by the Committee, in the event of the termination of an optionee's employment by the Company at any time for any reason (excluding disability or death), the portion of his or her Stock Option which is exercisable at the date of termination of employment and all rights thereunder shall terminate on the date of termination of the optionee's relationship with the Company, except that the optionee shall have the right to exercise his or her Stock Option (to the extent that the optionee was entitled to exercise it as of the date of termination), within three (3) months of the date of termination, but in no event later than the termination date of his or her Stock Option; provided, however, if the optionee is terminated for cause, the Stock Option shall terminate on the date of termination of employment. The Committee or the Board, may determine, in their sole discretion, whether the date of termination will be based on the last day the optionee performed services for the Company rather than the date of termination. Notwithstanding the foregoing, unless otherwise determined by the Committee, in the event an optionee is permanently and totally disabled (within the meaning of section 105(d)(4), or any successor section, of the Code), the portion of his or her Stock Option which is exercisable at the date of disability and all rights thereunder shall be exercisable by the optionee (or his or her legal representative) at any time within six (6) months of termination of employment -- but in no event later than the termination date of his Stock Option.

    (c) Unless otherwise determined by the Committee, if an optionee shall die while in the employ of the Company, the portion of his or her Stock Option which is exercisable at the date of death may be exercised by his or her designated beneficiary or beneficiaries (or if none have been effectively designated, by his or her executor, administrator or the person to whom his or her rights under his or her Stock Option shall pass by will or by the laws of descent and distribution) at any time within six (6) months after the date of death, but not later than the termination date of his or her Stock Option.

    (d) Nothing in the Plan or in any option granted pursuant hereto shall confer on an employee any right to continue in the employ of the Company or prevent or interfere in any way with the right of the Company to terminate his employment at any time, with or without cause.

    (e) Notwithstanding anything to the contrary herein, in the event a Non-Employee Director has served his full term, his Stock Options that are exercisable shall be exercisable until the termination date of his Stock Option. If a Non-Employee Director shall die while serving on the Board, the portion of his Stock Option which is exercisable at the date of death may be exercised by his designated beneficiary or beneficiaries (or, a person who has been effectively designated, by his executor, administrator or the person to whom his rights under his Stock Option shall pass by his will or by the laws of descent and distribution) at any time within one year after the date of his death, but not later than the termination date of his Stock Option. Nothing in the Plan or in any Stock Option granted pursuant hereto shall confer on any Non-Employee Director any right to continue as a director of the Company.

    (f) Each Stock Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement duly executed by the Company and the optionee, in such form and containing such provisions as the Committee may from time to time authorize or approve.

    9. Adjustments. The Stock Option Agreements shall contain such provisions as the Committee shall determine to be appropriate for the adjustment of the kind and number of shares subject to each outstanding Stock Option, or the Stock Option prices, or both, in the event of any changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, liquidation, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares or the like. In the event of any such change or changes in the outstanding Common Stock, and as often as the same shall occur, the kind and aggregate number of shares available under the Plan may be appropriately adjusted by the Committee or the Board, whose determination shall be binding and conclusive.

    10. Amendment and Termination.

    (a) Unless the Plan shall have been otherwise terminated as provided herein, it shall terminate on, and no option shall be granted thereunder, after May 9, 2012. The Board may at any time prior to that date alter, suspend or terminate the Plan as it may deem advisable, except that it may not without further shareholder approval (i) increase the maximum number of shares subject to the Plan (except for changes pursuant to Section 9); (ii) permit the grant of options to anyone other than the officers, employee directors, Non-Employee Directors and consultants; (iii) change the manner of determining the minimum stock exercise prices (except for changes pursuant to Section 9); or
(iv) extend the period during which Stock Options may be granted or exercised. Except as otherwise hereinafter provided, no alteration, suspension or termination of the Plan may, without the consent of the optionee to whom any Stock Option shall have theretofore been granted (or the person or persons entitled to exercise such Stock Option under Section 8(c) of the Plan), terminate such optionee's Stock Option or adversely affect such optionee's rights thereunder.

    (b) Anything herein to the contrary notwithstanding, in the event that the Board shall at any time declare it advisable to do so in connection with any proposed sale or conveyance of all or substantially all of the property and assets of the Company or of any proposed consolidation or merger of the Company (each of the foregoing a 'Change of Control Event'), the Company may (i) accelerate the vesting schedule in such manner as the Company may decide in its sole discretion, or (ii) give written notice to the holder of any Stock Option that the portion of his or her Stock Option which is exercisable on the date of the notice may be exercised only within thirty (30) days after the date of such notice but not thereafter, and all rights under said Stock Option which shall not have been so exercised shall terminate at the expiration of such thirty (30) days, provided that the proposed sale, conveyance, consolidation or merger to which such notice shall relate shall be consummated within six (6) months after the date of such notice. If such Change of Control Event shall not be consummated within said time period, no unexercised rights under any Stock Option shall be affected by such notice except that such Stock Option may not be exercised between the date of expiration of such thirty (30) days and the date of the expiration of such six month period. Alternatively, outstanding Stock Options under the Plan may be assumed or converted to similar options in any surviving or acquiring entity, but, if the surviving or acquiring entity shall refuse to assume, or convert, said Stock Options, they shall be terminated if not exercised according to the requirements set forth above.

    11. Option Exercise Price. The price per share to be paid by the optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the optioned Common Stock on the date immediately preceding the date on which the Stock Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price of such ISO is at least equal to one hundred and ten percent (110%) of Fair Market Value. The price per share to be paid by the optionee at the time an NQO is exercised shall not be less than eighty-five percent

(85%) of the Fair Market Value on the date immediately preceding the date on which the NQO is granted, as determined by the Committee.

    12. Ceiling of ISO Grants. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an optionee's ISOs, together with incentive stock options granted under any other plan of the Company are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. If an optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a fair market value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

    13. Indemnification. Any member of the Committee or the Board who is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person is or was a member of the Committee or the Board insofar as it relates to the Plan shall be indemnified by the Company, and the Company may advance such person's related expenses, to the full extent permitted by law and/or the Certificate of Incorporation or By-laws of the Company.

    14. Effective Date of the Plan; Termination of the Plan and Stock Options. The Plan shall become effective on the date of adoption by the Board, provided, however, that the Plan shall be subject to approval by the affirmative vote of the holders of the majority of Common Stock of the Company on or before December 31, 2002.

    15. Expenses. Except as otherwise provided herein for the payment of Federal, State and other governmental taxes, the Company shall pay all fees and expenses incurred in connection with the Plan and the issuance of the stock hereunder.

    16. Government Regulations, Registrations and Listing of Stock.

    (a) The Plan, and the grant and exercise of Stock Options thereunder, and the Company's obligation to sell and deliver stock under such Stock Options shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any regulatory or governmental agency as may, in the opinion of the Company, be necessary or appropriate.

    (b) The Company may in its discretion require, whether or not a registration statement under the Securities Act of 1933 and the applicable rules and regulations thereunder (collectively the 'Act') is then in effect with respect to shares issuable upon exercise of any Stock Option or the offer and sale of such shares is exempt from the registration provisions of such Act, that as a condition precedent to the exercise of any Stock Option the person exercising the Stock Option give to the Company a written representation and undertaking satisfactory in form and substance to the Company that such person is acquiring the shares for his or her own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Company's satisfaction that the offer or sale of the shares issuable upon exercise of the Stock Option will not constitute or result in any breach or violation of the Act or any similar act or statute or law or regulation in the event that a Registration statement under the Act is not then effective with respect to the Common Shares issued upon the exercise of such Stock Option; the Company may place upon any stock certificate appropriate legends referring to the restrictions on disposition under the Act.

    (c) In the event the class of shares issuable upon the exercise of any Stock Option is listed on any national securities exchange or Nasdaq, the Company shall not be required to issue a certificate for such shares upon the exercise of any Stock Option, or to list the shares so issuable on such national securities exchange or Nasdaq.

                                   Appendix 1

                      DIVERSIFIED SECURITY SOLUTIONS, INC.


                                      PROXY



Annual Meeting of Shareholders - Monday, October 28, 2002.

         The undersigned shareholder of Diversified Security Solutions, Inc. (the "Company") hereby appoints James E. Henry the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on September 16, 2002 at the Annual Meeting of Shareholders of the Company to be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 at 10:00 am, New York time, on Monday, October 28, 2002, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in the reverse side and return promptly in the enclosed envelope.)

Please mark boxes [o] or [X] in blue or black ink.


1.   Election of Directors.

FOR  all nominees [ ]

WITHHOLD authority only for those nominees whose name(s) I have crossed out below [ ]

WITHHOLD authority for ALL nominees [ ]

Nominees for Directors are:  Robert S. Benou
                             James E. Henry
                             Leroy Kirchner
                             Sal Lifrieri
                             Louis Massad
                             Joseph P. Ritorto
                             Irvin F. Witcosky

--------------------------------------------------------------------------------

2. Proposal to approve the Company's 2002 Stock Option Plan.

For [ ]    Against [ ]    Abstain [ ]

--------------------------------------------------------------------------------

3. Proposal to approve the selection of Demetrius & Company, L.L.C. as the Company's independent auditors for the year ending December 31, 2002.

For [ ]    Against [ ]    Abstain [ ]

--------------------------------------------------------------------------------

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.



THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

[Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.]

SIGNATURE(S) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


Dated                           , 2002
      --------------------------


--------------------------------
Signature


--------------------------------
Print Name

--------------------------------
Signature


-------------------------------
Print Name




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